NOTE 9: ASSETS HELD FOR SALE	12 Months Ended
Dec. 31, 2019
Note 8 Assets Held For Sale
ASSETS HELD FOR SALE

During the year ended December 31, 2018, the Company had listed the facility and land in Portland, Oregon for sale. Prior to their classification as assets held for sale, the land and facility in Portland were reported under property and equipment (note 7). The assets held for sale are included at the lower of their carrying value and their fair market value. The fair market value was based on a sales agreement dated January 17, 2019 whereby the Company will receive net proceeds of $127,972 after selling costs. During the year ended December 31, 2018, the Company recorded an impairment loss of $57,072 to reduce the asset’s carrying value to its fair market value.

During the year ended December 31, 2019, the sales agreement dated January 17, 2019 was executed and the facility and land were sold. There was no gain or loss recorded on the sale as the Company received proceeds of $127,972 in the form of a promissory note for $122,500 (note 6) and cash of $5,472.

	Facility Portland	Land Portland	Total

Cost
Balance, December 31, 2016	$70,297	$119,703	$190,000
Expenditures	—	—	—
Balance, December 31, 2017	70,297	119,703	190,000
Impairment loss	(20,151)	(36,921)	(57,072)
Balance, December 31, 2018	50,146	82,782	132,928
Disposal	(50,146)	(82,782)	(132,928)
Balance, December 31, 2019	$—	$—	$—
Accumulated amortization
Balance, December 31, 2016, 2017 and 2018	$(4,956)	$—	$(4,956)
Disposal	4,956	—	4,956
Balance, December 31, 2019	$—	$—	$—
Carrying amount
Balance, December 31, 2017	$65,341	$119,703	$185,044
Balance, December 31, 2018	45,190	82,782	127,972
Balance, December 31, 2019	$—	$—	$—